CONFORMED COPY


          _________________________________________________________________
          _



                                   RIGHTS AGREEMENT

                            Dated as of September 30, 1994


                                    by and between


                             CENTRAL MAINE POWER COMPANY


                                         and


                                    CHEMICAL BANK



          _________________________________________________________________
          _













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                                  TABLE OF CONTENTS


                                                                       Page
          Section 1.    Certain Definitions . . . . . . . . . . .        1

          Section 2.    Appointment of Rights Agent . . . . . . .        7

          Section 3.    Issue of Right Certificates . . . . . . .        8

          Section 4.    Form of Right Certificates  . . . . . . .       11

          Section 5.    Countersignature and Registration . . . .       12

          Section 6.    Transfer, Split Up, Combination and
                          Exchange of Right Certificates;
                          Mutilated, Destroyed, Lost or
                          Stolen Right Certificates . . . . . . .       13

          Section 7.    Exercise of Rights; Purchase Price;
                          Expiration Date of Rights . . . . . . .       15

          Section 8.    Cancellation and Destruction of
                          Right Certificates  . . . . . . . . . .       17

          Section 9.    Reservation and Availability of
                          Common Shares . . . . . . . . . . . . .       17

          Section 10.   Common Shares Record Date . . . . . . . .       19

          Section 11.   Adjustment of Purchase Price, Number of
                          Shares or Number of Rights  . . . . . .       20

          Section 12.   Certificate of Adjusted Purchase Price
                          or Number of Shares . . . . . . . . . .       36

          Section 13.   Consolidation, Merger or Sale or Transfer
                          of Assets or Earning Power  . . . . . .       36

          Section 14.   Fractional Rights and Fractional Shares .       38

          Section 15.   Rights of Action  . . . . . . . . . . . .       40

          Section 16.   Agreement of Right Holders  . . . . . . .       41

          Section 17.   Right Certificate Holder Not Deemed a
                          Shareholder . . . . . . . . . . . . . .       42

          Section 18.   Concerning the Rights Agent . . . . . . .       42



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                                                                       Page


          Section 19.   Merger or Consolidation or Change of
                          Name of Rights Agent  . . . . . . . . .       44

          Section 20.   Duties of Rights Agent  . . . . . . . . .       45

          Section 21.   Change of Rights Agent  . . . . . . . . .       48

          Section 22.   Issuance of New Right Certificates  . . .       50

          Section 23.   Redemption  . . . . . . . . . . . . . . .       51

          Section 24.   Exchange  . . . . . . . . . . . . . . . .       53

          Section 25.   Notice of Certain Events  . . . . . . . .       55

          Section 26.   Notices . . . . . . . . . . . . . . . . .       57

          Section 27.   Supplements and Amendments  . . . . . . .       58

          Section 28.   Successors  . . . . . . . . . . . . . . .       59

          Section 29.   Benefits of this Agreement  . . . . . . .       59

          Section 30.   Severability  . . . . . . . . . . . . . .       59

          Section 31.   Governing Law . . . . . . . . . . . . . .       60

          Section 32.   Counterparts  . . . . . . . . . . . . . .       60

          Section 33.   Descriptive Headings  . . . . . . . . . .       61

          Signatures    . . . . . . . . . . . . . . . . . . . . .       61


          Exhibit A - Form of Right Certificate

          Exhibit B - Summary of Rights to Purchase Common Shares












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                                   RIGHTS AGREEMENT



                    Rights Agreement, dated as of September 30, 1994 ("this

          Agreement"),  between  Central  Maine  Power  Company,   a  Maine

          corporation  (the  "Company"),  and  Chemical Bank,  a  New  York

          corporation (the "Rights Agent").


                    The Board of Directors of the Company, upon and subject

          to  the terms and conditions  hereof, has authorized and declared

          (a) a dividend of one common share purchase right (a "Right") for each  Common  Share  (as  hereinafter  defined)  of  the  Company outstanding on October 17,  1994 (the "Record Date"),  each Right representing  the right to purchase one Common Share, and (b) the issuance  of one  Right with  respect to  each Common  Share that shall become outstanding between the Record Date and the earliest of  the Distribution  Date,  the Redemption  Date  and the  Final

          Expiration Date (as such terms are hereinafter defined).


                    Accordingly,  in consideration of  the premises and the

          mutual agreements  herein set forth, the parties  hereby agree as follows:


                    Section  1.  Certain Definitions.  For purposes of this

          Agreement and  the Right  Certificates, the following  terms have the meanings indicated:

                    (a)  "Acquiring Person" shall  mean any Person (as such

               term is hereinafter defined) who or which, together with all


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               Affiliates  and Associates  (as such  terms are  hereinafter defined) of such  Person, shall be the  Beneficial Owner (as such  term is  hereinafter defined)  of 20%  or more  of the

               Common Shares then outstanding of the Company, but shall not include  the  Company,  any  Subsidiary  (as  such  term  is hereinafter  defined) of  the Company, any  Employee Benefit

               Plan (as such  term is  hereinafter defined)  or any  Person holding  Common Shares for or  pursuant to the  terms of any

               such Employee Benefit Plan.   Notwithstanding the foregoing,

               no Person  shall become an "Acquiring Person"  as the result of  an acquisition of Common Shares by the Company which, by reducing  the number  of  shares outstanding,  increases the percentage of  shares beneficially  owned by such  Person to

               20%  or  more  of the  Common  Shares  of  the Company  then outstanding; provided, however, that if a Person becomes the

               Beneficial Owner of 20% or more  of the Common Shares of the

               Company then outstanding by reason of share purchases by the

               Company  and  shall,  after  such  share  purchases  by  the

               Company,  become  the  Beneficial  Owner  of  any additional

               Common Shares of  the Company (other  than as part of  a pro rata distribution  of Common Shares  of the  Company to  all holders of such  Common Shares), then  such Person shall  be deemed to be an "Acquiring Person".

                    (b)  "Affiliate" and "Associate" shall have the respec-

               tive  meanings ascribed to such  terms in Rule  12b-2 of the

               General Rules and Regulations under the Securities  Exchange

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               Act of 1934, as  amended (the "Exchange Act"), as  in effect on the date of  the original execution and delivery  of this

               Agreement.

                    (c)  A  Person shall be  deemed the "Beneficial  Owner"

               of,  and   shall  be  deemed  to   "beneficially  own,"  any

               securities:

                         (i)  which  such Person  or any  of such  Person's

                    Affiliates or Associates beneficially owns, directly or

                    indirectly;

                        (ii)   which  such Person or  any of  such Person's

                    Affiliates  or Associates has,  directly or indirectly,

                    (A) the  right  to  acquire  (whether  such  right   is

                    exercisable  immediately or  only after the  passage of

                    time  or  the  fulfillment  of  some  other  condition)

                    pursuant to any agreement, arrangement or understanding

                    (other  than  customary  agreements  with  and  between

                    underwriters and selling group members  with respect to

                    a bona fide public offering of securities), or upon the

                    exercise  of conversion rights, exchange rights, rights

                    (other  than  these Rights),  warrants  or options,  or

                    otherwise; provided, however, that  a Person shall  not

                    be deemed  the Beneficial Owner of,  or to beneficially

                    own,  securities  tendered  pursuant  to  a  tender  or

                    exchange offer made by  or on behalf of such  Person or

                    any of  such  Person's Affiliates  or Associates  until

                    such tendered  securities are accepted  for purchase or

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                    exchange; or  (B) the  right  to vote  pursuant to  any

                    agreement,  arrangement   or  understanding;  provided,

                    however,  that  a  Person   shall  not  be  deemed  the

                    Beneficial Owner of, or to beneficially own, a security

                    if the agreement, arrangement or understanding to  vote

                    such security (1) arises  solely from a revocable proxy

                    or consent given to such Person in response to a public

                    proxy or consent solicitation  made pursuant to, and in

                    accordance with,  the applicable rules  and regulations

                    of the  Securities and  Exchange Commission and  (2) is

                    not  also then reportable  on Schedule 13D  or Schedule

                    13G  under  the  Exchange  Act (or  any  comparable  or

                    successor report); or

                       (iii)   which  are beneficially  owned,  directly or

                    indirectly, by any other  Person with which such Person

                    or any  of such  Person's Affiliates or  Associates has

                    any agreement, arrangement or understanding (other than

                    customary agreements with  and between underwriters and

                    selling  group  members with  respect  to  a bona  fide

                    public offering  of  securities)  for  the  purpose  of

                    acquiring,  holding,  voting   (except  to  the  extent

                    contemplated  by the  proviso  to  Section  1(c)(ii)(B)

                    hereof) or disposing of any securities of the Company.

                         Notwithstanding  anything  in  this definition  of

                    Beneficial Ownership to the contrary, the  phrase "then

                    outstanding," when  used with reference  to a  Person's

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                    Beneficial  Ownership of  securities  of  the  Company,

                    shall mean  the number  of such securities  then issued

                    and  outstanding  together  with  the  number  of  such

                    securities  not  then actually  issued  and outstanding

                    which such  Person would be deemed  to own beneficially

                    hereunder.

                    (d)  "Business  Day" shall  mean any day  other than  a

               Saturday, a Sunday,  or a day on which  banking institutions in the  State of  Maine  and/or the  State of  New York  are

               authorized or  obligated by  law  or executive  order to  be closed.

                    (e)  "Close of  Business" on any given date  shall mean

               5:00 P.M.,  Eastern Time,  on such date;  provided, however,

               that if such date is  not a Business Day it shall  mean 5:00

               P.M., Eastern Time, on the next succeeding Business Day.

                    (f)  "Common  Shares" when used  with reference to  the

               Company shall mean the shares of common stock of the Company

               (which,  as  of  the  date of  the  original  execution  and delivery  of this Agreement, have  a par value  of $5.00 per

               share).   "Common Shares"  when used  with reference  to any

               Person  other than the Company shall  mean the capital stock

               (or equity interest)  with the greatest voting power of such other Person or,  if such  other Person is  a Subsidiary  of another  Person,  the  Person  or Persons  which  ultimately control such first-mentioned Person.



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                    (g)  The  term "current per  share market price"  shall

               have the meaning set forth in Section 11(d) hereof.

                    (h)   "Distribution  Date" shall  have the  meaning set

               forth in Section 3 hereof.

                    (i)  "Employee  Benefit Plan"  shall mean  any employee

               benefit,  executive compensation  or other similar  plan for the benefit of employees of the Company or any Subsidiary of the Company.

                    (j)  "Final Expiration Date" shall have the meaning set

               forth in Section 7 hereof.

                    (k)  The terms "herein", "hereof" and like  terms shall

               refer to this Agreement as a whole and not to any particular subsection or other subdivision.

                    (l)  "Person" shall mean any individual, firm, corpora-

               tion, partnership, joint  venture, association,  joint-stock company, trust, unincorporated organization, other entity or government or any agency or political subdivision thereof.

                    (m)  "Purchase Price" shall have the meaning  set forth

               in Section 4(a) hereof.

                    (n)  "Right Certificate"  shall  have the  meaning  set

               forth in Section 3 hereof.

                    (o)  "Redemption Date" shall have the meaning set forth

               in Section 7 hereof.

                    (p)   "Shares  Acquisition Date"  shall mean  the first

               date of public announcement  by the Company or  an Acquiring

               Person that an Acquiring Person has become such.

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                    (q)  "Subsidiary" of any Person shall mean any corpora-

               tion or other entity of which a majority of the voting power of  the voting equity securities or  equity interest of such

               corporation  or   other   entity  is   owned,  directly   or

               indirectly, by such Person.

                    (r)   "Voting Stock" shall  mean (i) the  Common Shares

               and  (ii) any other shares  of capital stock  of the Company entitled to vote  generally in the election of  directors or entitled to vote together with the Common Shares as a single class in  respect of any merger, consolidation,  sale of all or  substantially all of  the Company's assets, liquidation,

               dissolution  or winding up.  Whenever  any provision of this

               Agreement requires  a determination  of whether a  number of shares of Voting Stock  comprising a specified percentage of such Voting  Stock has been voted,  tendered, acquired, sold or otherwise disposed  of, or a  determination of whether  a

               Person has offered or proposed to acquire a number of shares of  Voting Stock comprising  such specified  percentage, the number of  shares of Voting Stock  comprising such specified percentage  of Voting  Stock  shall in  every  such case  be deemed to be the number of shares of Voting Stock comprising the  specified percentage  of  the  Company's entire  voting power  then entitled to  vote generally  in the  election of directors or  then entitled to vote together with the Common

               Shares  as  a  single  class  in   respect  of  any  merger,



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               consolidation,  sale  of all  or  substantially  all of  the

               Company's assets, liquidation, dissolution or winding up.


                    Section 2.   Appointment of Rights Agent.   The Company

          hereby appoints the Rights Agent to act as agent for the Company












































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          in  accordance  with the  terms  and conditions  hereof,  and the

          Rights Agent hereby accepts such appointment.  The Company may at any time and from time  to time appoint such co-Rights Agents  as it may deem necessary or desirable.


                    Section  3.  Issue of  Right Certificates.   (a)  Until

          the date (the "Distribution Date") that is the earlier of (i) the

          Close of Business on  the tenth day after the  Shares Acquisition

          Date  or (ii)  the Close of  Business on  the tenth  day (or such later date  as  may  be determined  by  action of  the  Board  of

          Directors prior to such  time as any Person becomes  an Acquiring

          Person) after  the date of  the commencement of, or  of the first public  announcement of the  intention of any  Person (other than the Company, any Subsidiary of  the Company, any Employee Benefit

          Plan or  any Person holding Common Shares  for or pursuant to the terms of any such Employee Benefit Plan) to commence, a tender or exchange  offer the  consummation  of which  would result  in any

          Person becoming an Acquiring  Person (which Distribution Date may be a  date on or  after the  date of the  original execution  and delivery  of  this Agreement  and prior  to  the issuance  of the

          Rights), (x) the Rights will be evidenced by the certificates for

          Common  Shares registered  in the  names  of the  holders thereof

          (which   certificates  shall   also   be  deemed   to  be   Right

          Certificates, unless  the context otherwise requires)  and not by separate Right Certificates,  and (y) the right  to receive Right

          Certificates will be transferable only in connection with the


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          transfer  of Common  Shares.   As soon  as practicable  after the

          Distribution  Date, the  Company  will prepare  and execute,  the

          Rights Agent will countersign, and the Company will send or cause to be  sent  (or  the Rights  Agent  will, if  requested  by  the

          Company, send) by first-class, insured, postage-prepaid mail,  to each  record holder of Common Shares  as of the Close of Business on the  Distribution Date, at the address of such holder shown on the records  of  the  Company,  a  Right  Certificate  (a  "Right

          Certificate"),  in substantially  the form  of Exhibit  A hereto,

          evidencing  one Right for each  Common Share so  held, subject to

          adjustment  as  provided for  in Section  11 hereof.   As  of the

          Distribution Date,  the Rights will  be evidenced solely  by such

          Right Certificates;  provided, however,  that the failure  by the

          Company  to distribute such  Right Certificates to  a Person when otherwise required hereunder shall  not affect the right of  such

          Person to receive  such Right  Certificates and  to exercise  the rights  hereunder of a record owner of such Right Certificates as if such Person had received such Right Certificates.

                    (b)   On  the Record  Date, or  as soon  as practicable

          thereafter, the  Company will send a copy  of a Summary of Rights to Purchase Common Shares, in substantially the form of Exhibit B hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder  of Common Shares as of the  Close of

          Business on the Record  Date, at the address of such holder shown on the records of the Company, in order for the Summary of Rights to  be attached  to  the certificate  representing such  holder's

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          Common  Shares.  Until the earliest of the Distribution Date, the

          Redemption Date or the Final Expiration Date, the registration or transfer of any certificate for Common Shares outstanding  on the

          Record  Date, with  or without  a copy of  the Summary  of Rights attached  thereto,  shall also  constitute  the  transfer of  the

          Rights associated with the Common Shares represented thereby.

                    (c)  Certificates for Common Shares (including, without

          limitation, Common Shares previously purchased or acquired by the

          Company,  as referred to in  the last sentence  of this paragraph

          (c))  which become outstanding after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the

          Final Expiration Date shall have impressed, printed or written on or otherwise affixed to them the following legend:

                    This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement by and between Central Maine Power Company and Chemical Bank, dated as of September 30, 1994 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Central Maine Power Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Central Maine Power Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who is or becomes an Acquiring Person or an Affiliate or Associate thereof (in each case, as defined in the Rights Agreement) are null and void.




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          In  the event that the  Company purchases or  acquires any Common

          Shares  after the Record Date but prior to the Distribution Date,

          any Rights  associated with such  Common Shares  shall be  deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with  the Common Shares which  are no longer outstanding.


                    Section 4.  Form of Right Certificates.  (a)  The Right

          Certificates (and the forms of election to purchase Common Shares and  of assignment to be printed on the reverse thereof) shall be substantially as set forth in Exhibit  A hereto and may have such

          marks  of   identification  or  designation  and   such  legends,

          summaries or endorsements printed thereon as the Company may deem appropriate  and as are not contrary to the express provisions of this  Agreement, or  as  may  be  required  to  comply  with  any applicable  law or  with  any rule  or  regulation made  pursuant thereto or with any  rule or regulation of any stock  exchange on which  the Rights may from time to  time be listed, or to conform to usage.  Subject  to the provisions of  Section 22 hereof,  the

          Right Certificates shall entitle  the holders thereof to purchase such number of Common Shares as shall be set forth therein at the purchase price per Common Share set forth therein, but the number of such Common  Shares and  the purchase price  per Common  Share shall be subject to adjustment as provided herein (such specified or adjusted purchase price being hereinafter called the "Purchase

          Price").


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                    (b)  Any  Right Certificate  issued  pursuant  to  Sec-

          tion 3(a), Section 11(i) or Section 22 hereof that represents any

          Rights that were or are beneficially owned by an Acquiring Person or  any Associate or Affiliate  of such Acquiring  Person and any

          Right Certificate  issued  pursuant to  Section 6  or Section  11 hereof upon transfer, exchange,  replacement or adjustment of any other  Right  Certificate referred  to  in  this sentence,  shall contain (to the extent feasible) the following legend:

                    The Rights represented by this Right Certificate are or were beneficially owned by a Person who was, became or has announced an intention to become an Acquiring Person, or was or is an Affiliate or Associate thereof (in each case, as defined in the Rights
                    Agreement).       Accordingly,   this   Right
                    Certificate and the Rights represented hereby are or will become null and void as provided in Section 11(a)(ii) of the Rights Agreement.


                    Section  5.   Countersignature and  Registration.   The

          Right  Certificates shall be executed on behalf of the Company by its President or any  of its Vice Presidents, either  manually or by  facsimile signature,  shall have  affixed thereto  or printed thereon the Company's seal  or a facsimile thereof, and  shall be attested  by  the Secretary  or  an  Assistant Secretary  of  the

          Company, either  manually or by  facsimile signature.   The Right

          Certificates shall be manually  countersigned by the Rights Agent

          and shall not be valid for any purpose unless countersigned.   In

          case any officer of the Company  who shall have signed any of the

          Right  Certificates shall cease to be such officer of the Company before  countersignature by  the  Rights Agent  and issuance  and

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          delivery by  the Company, such Right  Certificates, nevertheless,

          may be countersigned by the Rights Agent and issued and delivered by the  Company  with the  same force  and effect  as though  the person  who signed such Right  Certificates had not  ceased to be such officer of  the Company;  and any Right  Certificate may  be signed on behalf of the Company  by any person who, at the actual date  of  the execution  of such  Right  Certificate, shall  be a proper officer  of the  Company to sign  such Right  Certificate,

          although  at the date of  the execution of  this Rights Agreement any such person was not such an officer.

                    Following the Distribution Date, the Rights  Agent will

          keep or cause to  be kept, at  its principal office for  transfer agency  functions,  books for  registration  and registration  of

          transfer of the Right Certificates issued hereunder.   Such books

          shall show the names  and addresses of the respective  holders of the Right Certificates,  the number  of Rights  evidenced on  its face by  each of the Right  Certificates and the date  of each of the Right Certificates.


                    Section  6.    Transfer,   Split  Up,  Combination  and

          Exchange  of  Right Certificates;  Mutilated, Destroyed,  Lost or

          Stolen  Right Certificates.  Subject to the provisions of Section

          14  hereof, at  any  time after  the  Close  of Business  on  the

          Distribution Date,  and at or prior  to the Close  of Business on the  earlier of the Redemption Date or the Final Expiration Date,

          any  Right Certificate  or Right  Certificates (other  than Right


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          Certificates representing  Rights that have become  void pursuant to Section 11(a)(ii) hereof or  that have been exchanged pursuant to Section 24 hereof)  may be transferred, split up,  combined or exchanged  for another Right  Certificate or  Right Certificates,

          entitling the  registered  holder to  purchase a  like number  of

          Common  Shares as  the  Right Certificate  or Right  Certificates

          surrendered then entitled  such holder to  purchase.  Under  such circumstances, any registered holder  desiring to transfer, split

          up,  combine   or  exchange   any  Right  Certificate   or  Right

          Certificates shall make such request in writing delivered to  the

          Rights Agent, and shall surrender  the Right Certificate or Right

          Certificates to  be transferred, split up,  combined or exchanged at the principal office  of the Rights Agent for  transfer agency functions, and  thereupon the Rights Agent  shall countersign and deliver  to the  person entitled  thereto a Right  Certificate or

          Right Certificates,  as the case  may be,  as so requested.   The

          Company may require payment of a sum sufficient to  cover any tax or governmental charge that may be imposed in connection with any

          transfer,   split   up,   combination   or   exchange   of  Right

          Certificates.

                    Upon receipt  by the Company  and the  Rights Agent  of

          evidence  reasonably satisfactory  to  them of  the loss,  theft,

          destruction or mutilation of a Right Certificate, and, in case of loss, theft  or destruction, of indemnity  or security reasonably

          satisfactory   to   them,   and,   at   the  Company's   request,

          reimbursement  to  the  Company  and  the  Rights  Agent  of  all

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          reasonable expenses incidental thereto, and upon surrender to the

          Rights  Agent  and  cancellation  of  the  Right  Certificate  if mutilated,  the  Company  will  make  and  deliver  a  new  Right

          Certificate of like tenor to the Rights Agent for delivery to the registered holder  in  lieu of  the  Right Certificate  so  lost,

          stolen, destroyed  or mutilated, provided, that no such new Right

          Certificate shall  be made and delivered  by or on  behalf of the

          Company  after  the  Close of  Business  on  the  earlier of  the

          Redemption Date or the Final Expiration Date.


                    Section  7.     Exercise  of  Rights;  Purchase  Price;

          Expiration Date  of Rights.   (a)  The  registered holder  of any

          Right  Certificate  may  exercise the  Rights  evidenced  thereby

          (except as otherwise provided herein) in  whole or in part at any time after  the Distribution  Date  upon surrender  of the  Right

          Certificate, with the form of election to purchase on the reverse side  thereof duly executed, to the Rights Agent at the principal office  of  the  Rights  Agent  for  transfer  agency  functions,

          together with payment of the Purchase Price for each Common Share as to which the Rights are exercised, at or prior to the earliest of  (i) the  Close of  Business on October  31, 2004  (the "Final

          Expiration Date"), (ii) the time at which the Rights are redeemed as  provided in  Section 23  hereof (the  "Redemption Date"),  or

          (iii) the time at which  the Rights are exchanged as  provided in

          Section 24 hereof.




          B 14700 00832 B14964.3                              -16-
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                    (b)  The Purchase Price for each Common Share  pursuant

          to  the exercise  of a  Right shall  initially be  $40,  shall be subject to adjustment from  time to time as provided  in Sections

          11  and 13  hereof and shall  be payable  in lawful  money of the

          United States of America in accordance with  paragraph (c) below.

          In no  event shall the Purchase  Price for a Common  Share of the

          Company pursuant to the exercise of a Right be less  than the par value of such Common Share at the time such Right is exercised.

                    (c)   Upon receipt of a  Right Certificate representing

          exercisable Rights, with  the form of  election to purchase  duly executed, accompanied  by payment of  the Purchase Price  for the shares  to be  purchased and  an amount  equal to  any applicable transfer tax  required to  be paid  by the  holder of such  Right

          Certificate  in accordance  with  Section 9  hereof by  certified check,  cashier's check, bank draft or money order payable to the order of the Company, the Rights Agent shall thereupon as soon as reasonably practicable (i) requisition from any transfer agent of the Common Shares certificates for the number of Common Shares to be purchased  and the  Company hereby irrevocably  authorizes its transfer  agent  to comply  with  all  such requests,  (ii)  when appropriate,  requisition from the Company the  amount of cash to be  paid in lieu of  issuance of fractional  shares in accordance with Section 14 hereof, (iii) after receipt of such certificates,

          cause  the same  to be  delivered  to or  upon the  order of  the registered holder  of such Right Certificate,  registered in such name or names as may  be designated by such holder and  (iv) when

          B 14700 00832 B14964.3                              -17-
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          appropriate, after  receipt, deliver  such  cash to  or upon  the order of the registered holder of such Right Certificate.

                    (d)    In  case  the  registered  holder  of any  Right

          Certificate shall  exercise fewer  than all the  Rights evidenced thereby, a new Right  Certificate evidencing Rights equivalent to the Rights  remaining unexercised shall  be issued by  the Rights

          Agent  to the registered holder  of such Right  Certificate or to his duly authorized assigns, subject to the provisions of Section

          14 hereof.


                    Section  8.   Cancellation  and  Destruction  of  Right

          Certificates.  All Right Certificates surrendered for the purpose of exercise,  transfer, split up, combination  or exchange shall,

          if  surrendered to  the  Company  or to  any  of  its agents,  be delivered  to the  Rights Agent for  cancellation or  in canceled form, or, if surrendered  to the Rights Agent, shall  be canceled by it, and no Right Certificates shall  be issued in lieu thereof except  as expressly permitted by  any of the  provisions of this

          Agreement.  The  Company shall  deliver to the  Rights Agent  for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate  purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights

          Agent  shall  deliver  all  canceled Right  Certificates  to  the

          Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and  in such case shall deliver a certificate of destruction thereof to the Company.


          B 14700 00832 B14964.3                              -18-
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                    Section  9.   Reservation  and  Availability of  Common

          Shares.  The Company  covenants and agrees that it will use every reasonable  effort to cause to be reserved and kept available out of its authorized  and unissued Common  Shares or any  authorized and  issued Common  Shares held  in its  treasury, the  number of

          Common Shares that will  be sufficient to permit the  exercise in full  of all outstanding Rights  in accordance with  Section 7 of this Agreement.

                    The Company covenants and agrees  that it will take all

          such action within  the Company's  power as may  be necessary  to ensure that all  Common Shares delivered upon  exercise of Rights shall,  at  the time  of delivery  of  the certificates  for such shares  (subject to payment of  the Purchase Price),  be duly and validly authorized  and issued  and fully paid  and nonassessable shares.

                    The  Company  shall  use  every  reasonable  effort  to

          obtain, as  soon as practicable following  the Shares Acquisition

          Date (to  the extent  not theretofore obtained),  such regulatory approvals and to  take such other action as may  be necessary for it  to  issue and/or  sell  Common  Shares purchasable  upon  the exercise of the Rights.

                    Notwithstanding any  provision of this Agreement  or of

          any  Right Certificate to the  contrary, the Rights  shall not be exercisable pursuant to Section  7 or pursuant to the  provisions contemplated by Section 11(a)(ii) hereof (a) unless and until any regulatory  approvals required  for the  issuance and/or  sale of

          B 14700 00832 B14964.3                              -19-
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          Common Shares upon such  exercise have been obtained, (b)  in any jurisdiction if any requisite  qualification in such jurisdiction shall not have been effected  or (c) if the exercise thereof,  or the issuance and/or  sale of  the Common Shares  to be  purchased upon  such exercise, shall  not be permitted  under the Company's

          Restated Articles of Incorporation, as amended, or any applicable law or administrative or judicial regulation or order.

                    The  Company covenants and agrees that it will pay when

          due and payable any and all federal and state transfer  taxes and charges  which may  be  payable in  respect  of the  issuance  or delivery of the Right  Certificates or of any Common  Shares upon

          the  exercise  of Rights.   The  Company  shall not,  however, be

          required to pay any  transfer tax which may be payable in respect of any transfer  or delivery  of Right Certificates  to a  person other than, or the  issuance or delivery of certificates  for the

          Common Shares in a name other than that of, the registered holder of  the  Right  Certificate  evidencing  Rights  surrendered  for exercise  or to issue or  to deliver any  certificates for Common

          Shares upon the  exercise of any Rights until any  such tax shall have been  paid (any such tax being payable by the holder of such

          Right Certificate at  the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.


                    Section 10.  Common Shares Record Date.  Each person in

          whose name any certificate  for Common Shares is issued  upon the


          B 14700 00832 B14964.3                              -20-
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          exercise  of  Rights shall  for all  purposes  be deemed  to have become  the holder  of record  of the  Common Shares  represented thereby  on, and such certificate  shall be dated,  the date upon which  the  Right Certificate  evidencing  such  Rights was  duly surrendered and payment of the Purchase Price (and any applicable transfer  taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Shares transfer  books of the Company  are closed, such  person shall be deemed to have  become the record  holder of such shares  on, and such certificate shall be dated, the next succeeding Business Day on  which the  Common Shares  transfer books  of the  Company are open.  As  set forth in Section 17 hereof,  prior to the exercise of the Rights  evidenced thereby, a  Right Certificate shall  not confer upon the holder thereof  any rights of a holder of  Common

          Shares  for which  the  Rights shall  be exercisable,  including,

          without  limitation, the right to vote or to receive dividends or other distributions,  and such  holder shall not  be entitled  to receive any notice of  any proceedings of the Company,  except as provided herein.


                    Section 11.   Adjustment  of Purchase Price,  Number of

          Shares or  Number of Rights.   The Purchase Price, the  number of

          Common  Shares covered  by each  Right and  the number  of Rights outstanding are subject to  adjustment at any time and  from time to time as provided in this Section 11.




          B 14700 00832 B14964.3                              -21-
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                    (a)   (i)  In the  event the Company shall  at any time

          after the date  of the  original execution and  delivery of  this

          Agreement  (A) declare a dividend on the Common Shares payable in

          Common Shares,  (B) subdivide the outstanding  Common Shares, (C)

          combine  the outstanding Common  Shares into a  smaller number of

          Common Shares or  (D) issue any shares of its  capital stock in a

          reclassification  of   the  Common  Shares  (including  any  such

          reclassification in connection with  a consolidation or merger in which the  Company is  the continuing or  surviving corporation),

          except as otherwise provided in this Section 11(a), the  Purchase

          Price in  effect at the time of the record date for such dividend or  of the  effective  date of  such subdivision,  combination or reclassification, and the  number and kind  of shares of  capital stock issuable on such date, shall be proportionately adjusted so that the holder of  any Right exercised after such  time shall be entitled  to receive the aggregate  number and kind  of shares of capital stock which, if such Right had been exercised immediately prior to such date and at  a time when the Common Shares transfer books of  the Company were  open, he  would have owned  upon such exercise and been entitled to receive by virtue of such dividend,

          subdivision, combination or reclassification;  provided, however,

          that in no  event shall  the consideration  to be  paid upon  the exercise of one Right be less than the aggregate par value of the shares  of capital stock of the Company issuable upon exercise of one Right.



          B 14700 00832 B14964.3                              -22-
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                         (ii)  Subject to Section 24 of this Agreement,  in

          the event any Person shall become an Acquiring Person (other than through an  acquisition described  in subparagraph (iii)  of this paragraph (a)), each holder of a Right shall (except as otherwise provided  in  the  next  paragraph) thereafter  have  a  right to receive,  upon  exercise thereof  at a  price  equal to  the then current Purchase Price multiplied by the  number of Common Shares for  which such Right is then exercisable, in accordance with the terms  of this  Agreement, such  number of  Common Shares  of the

          Company as shall equal the result obtained by (x) multiplying the then  current Purchase Price by  the number of  Common Shares for which  such  Right  is  then exercisable  and  (y) dividing  that product by 50% of the then current per share market price of such

          Common Shares (determined pursuant to Section 11(d))  on the date such  Person became an Acquiring  Person.  In  the event that any

          Person shall become an Acquiring Person and the Rights shall then be outstanding,  the Company shall  not take or omit  to take any

          action,  having   the  purpose   or  result  of   eliminating  or

          diminishing the benefits intended to be afforded by the Rights.

                    From and after the time any Person becomes an Acquiring

          Person (except through an  acquisition described in  subparagraph

          (iii)  of  this  paragraph (a)),  any  Rights  that  are or  were acquired or beneficially owned by  such Acquiring Person (or  any

          Associate or  Affiliate of such  Acquiring Person) shall  be void and  any holder of  such Rights shall  have no  right to exercise

          such  Rights under  any provision  of this  Agreement.   No Right

          B 14700 00832 B14964.3                              -23-
          10/20/94 2:04pm





          Certificate shall be issued pursuant to Section 3 that represents

          Rights  beneficially owned  by an  Acquiring Person  whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose

          Rights  would be void pursuant  to the preceding  sentence or any

          Associate  or  Affiliate  thereof  or  to  any  nominee  of  such

          Acquiring  Person,   Associate  or   Affiliate;  and   any  Right

          Certificate  delivered to  the Rights  Agent for  transfer to  an

          Acquiring  Person  whose Rights  would  be void  pursuant  to the preceding sentence or any Associate or Affiliate thereof shall be canceled.  The Company shall use all reasonable efforts to ensure that the provisions  of this subsection  and Section 4(b)  hereof are complied with, but shall  have no liability to any holder  of

          Right  Certificates or other Person as a result of its failure or delay in making  any determination with  respect to an  Acquiring

          Person  or  any  of  its Affiliates,  Associates  or  transferees hereunder.

                         (iii)    The right  to  buy Common  Shares  of the

          Company pursuant to subparagraph (ii) of this paragraph (a) shall not arise as  a result of any Person becoming an Acquiring Person through  a purchase of Common  Shares pursuant to  a tender offer made  in the manner prescribed  by Section 14(d)  of the Exchange

          Act  and  the  rules  and   regulations  promulgated  thereunder;

          provided, however, that (A)  such tender offer shall  provide for the acquisition for cash  of all of the outstanding  Voting Stock

          B 14700 00832 B14964.3                              -24-
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          held by any Person other than such Person and its Affiliates, (B)

          such Person and its Affiliates shall have received (and delivered executed copies  thereof to the Company)  written commitments for the full  amount of  the financing  necessary to consummate  such tender offer from nationally recognized lending institutions  and

          (C) such  purchase shall  cause such  Person,  together with  all

          Affiliates and Associates  of such Person,  to be the  Beneficial

          Owner of  80% or more of  the Voting Stock then  outstanding (the

          "80% Offer");  provided, further,  that (1)  the 80%  Offer shall have  remained outstanding for a  period of at  least 45 Business

          Days, (2)  if the 80% Offer  is amended to increase  the cash per share consideration  paid to the Company's  shareholders, the 80%

          Offer  shall  have remained  open for  a  period of  at  least 20

          Business Days after  it was  amended (provided that  in no  event will  the  80%  Offer have  been  outstanding  for  less than  45

          Business Days), (3) if  any Person or group of  Persons announces or commences a tender  offer or exchange offer for  Common Shares of  the Company or Voting Stock where the per share consideration is higher than the  consideration being offered in the  80% Offer

          (a  "Competing Offer"), the 80% Offer must have remained open for at least 20 Business Days after the Competing Offer was announced or commenced (provided  that in no  event will  the 80% Offer  be open for less  than 45 Business Days), (4)  the Person making the

          80%  Offer commits  in  writing (an  executed  copy of  which  is delivered  to the Company) prior to commencement of the 80% Offer to effect  an all-cash transaction following  consummation of the

          B 14700 00832 B14964.3                              -25-
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          80% Offer  pursuant to  which the remaining  shareholders receive the same cash per share  price paid to acquire shares in  the 80%

          Offer, and (5) the Person making the 80% Offer commits in writing

          (an  executed copy of which is delivered to the Company) prior to the commencement of the 80% Offer  not to renew, extend or change the  terms of its original tender offer (other than amendments in accordance with  (2) or  (3) above  or to increase  the cash  per share price paid  to shareholders in such original  tender offer)

          or to make a new tender  offer for one year after commencement of its original tender  offer if  its original tender  offer is  not consummated  and  there is  not  commenced  within such  one-year period  a competing all-cash tender offer for all Voting Stock of the  Company in which the per share  price is higher than the per share price offered in such original tender offer.

                         (iv)   In  the  event  that  there  shall  not  be

          sufficient  Common   Shares  of   the  Company  issued   but  not

          outstanding or authorized  but unissued, or there shall  not have been  received  regulatory  approvals  necessary  to  permit  the exercise in full of  the Rights in accordance with  the foregoing subparagraph (ii), the  Company may, at its  option, with respect to some of or all of  the Rights (as hereinafter provided),  make adequate  provision to  substitute,  upon exercise  of each  such

          Right  but subject to Section 9 hereof, (1) cash, (2) a reduction in  the Purchase  Price,  (3) equity  securities  of the  Company and/or  its  Subsidiaries, (4)  debt  securities  of the  Company and/or its Subsidiaries, (5) other assets, or (6) any combination

          B 14700 00832 B14964.3                              -26-
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          of  the  foregoing,  having  an  aggregate  value  equal  to  the

          aggregate  current   per  share   market  price  on   the  Shares

          Acquisition  Date of the Common  Shares of the  Company for which each  such  Right  would  otherwise be  exercisable  pursuant  to

          Section 11(a)(ii) hereof (such aggregate value to be conclusively established by  the good faith determination thereof by the Board of Directors of the Company based upon the advice of a nationally recognized  investment  banking firm  selected  by  the Board  of

          Directors of the Company,  which determination shall be described in a statement filed with the Rights Agent).  To  the extent that the Board of Directors of the Company determines that some action need  be  taken  pursuant to  the  first  sentence  of this  Sec-

          tion 11(a)(iv),  the Company  (x) shall  provide, subject  to the second paragraph  of Section  11(a)(ii) hereof, that  such action shall apply uniformly to all outstanding Rights (or to Rights pro rata  or such other reasonable  method of allocation  as shall be conclusively established by the good  faith determination thereof by the Board of Directors of the Company, to the extent that such action applies to less than all  the Rights), and (y) may suspend

          the  exercisability   of  the  Rights   in  order  to   seek  any

          authorization of additional shares, to take any action  to obtain any required regulatory approval and/or to decide the appropriate form of distribution to  be made pursuant to such  first sentence and to  determine the value  thereof.  In  the event of  any such suspension, the Company shall issue a public announcement stating that  the  exercisability  of  the Rights  has  been  temporarily

          B 14700 00832 B14964.3                              -27-
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          suspended, as well  as a public announcement at  such time as the suspension is no longer in effect.

                    (b)   In case  the Company shall fix  a record date for

          the issuance of  rights, options  or warrants to  all holders  of

          Common  Shares entitling them  (for a  period expiring  within 45 calendar  days after  such  record  date)  to  subscribe  for  or purchase  Common  Shares  or securities  convertible  into Common

          Shares at a price per Common  Share (or having a conversion price per share,  if a  security convertible  into Common  Shares) less than the then current per share market price of the Common Shares

          (as defined in  Section 11(d)) on such record  date, the Purchase

          Price to be in effect after such record date shall be  determined by multiplying the  Purchase Price in effect immediately prior to such record date by a  fraction, the numerator of which shall  be the  number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total  number of Common  Shares so to be  offered (and/or the aggregate initial conversion price of the  convertible securities so to be offered) would purchase at such current market price and the denominator of  which shall  be the number  of Common  Shares outstanding on  such record date  plus the  number of  additional

          Common Shares to be offered for subscription or purchase (or into which the convertible securities so  to be offered are  initially convertible);  provided,  however, that  in  no  event shall  the consideration to be paid upon  the exercise of one Right be  less than  the aggregate par value  of the shares  of capital stock of

          B 14700 00832 B14964.3                              -28-
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          the Company issuable upon  exercise of one  Right.  In case  such subscription price may be  paid in a consideration part or all of which  shall be  in a  form other  than cash,  the value  of such consideration shall be conclusively established by the good faith determination thereof by the Board  of Directors of the  Company,

          whose determination  shall be described in a statement filed with the Rights Agent.  Common Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the  event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                    (c)   In case  the Company shall fix  a record date for

          the  making of a distribution to all holders of the Common Shares

          (including  any  such  distribution  made in  connection  with  a consolidation or merger in which the Company is the continuing or surviving corporation)  of  evidences of  indebtedness or  assets

          (other  than  a regular  quarterly  cash dividend  or  a dividend

          payable  in  Common  Shares)   or  rights,  options  or  warrants

          (excluding  those referred  to  in Section  11(b)), the  Purchase

          Price to be in effect after such  record date shall be determined by multiplying the Purchase Price in effect  immediately prior to such  record date by a fraction, the  numerator of which shall be the then current per share  market price of the Common Shares  on such record  date, less  the fair market  value (as  conclusively

          B 14700 00832 B14964.3                              -29-
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          established by the good faith determination thereof by the  Board of  Directors  of  the  Company,  whose  determination  shall  be described  in a  statement filed  with the  Rights Agent)  of the portion  of  the assets  or evidences  of  indebtedness so  to be distributed, or  of such rights, options  or warrants, applicable to  one Common Share, and the  denominator of which shall be such current per share  market price of  the Common Shares;  provided,

          however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the  shares of  capital stock  of the  Company to be  issued upon

          exercise  of  one   Right.    Such  adjustments   shall  be  made

          successively whenever such  a record  date is fixed;  and in  the event that such distribution  is not so made, the  Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                    (d)  For the purpose of  any computation hereunder, the

          "current per share market price" of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share  of the Common Shares  for the 30  consecutive Trading Days

          (as such term is hereinafter defined) ending with the Trading Day immediately prior  to such date;  provided, however, that  in the event  that  the current  per share  market  price of  the Common

          Shares is  determined during a period  following the announcement by the  issuer  of  such  Common  Shares of  (i)  a  dividend  or distribution on such  Common Shares payable  in Common Shares  or

          securities   convertible  into   Common   Shares,  or   (ii)  any

          B 14700 00832 B14964.3                              -30-
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          subdivision, combination or reclassification of Common Shares and prior  to the expiration of 30 Trading Days after the ex-dividend date  for such dividend or  distribution, or the  record date for such  subdivision, combination or  reclassification, then, and in each  such  case, the  current per  share  market price  shall be appropriately adjusted  to reflect  the current market  price per

          Common  Share.  The closing price for  each day shall be the last sale price,  regular way, or, in case no such sale takes place on such  day, the  average  of the  closing  bid and  asked  prices,

          regular  way,  in  either  case  as  reported  in  the  principal

          consolidated   transaction  reporting  system   with  respect  to

          securities  listed or admitted to  trading on the  New York Stock

          Exchange  or, if the Common Shares are  not listed or admitted to trading  on the  New  York Stock  Exchange,  as reported  in  the principal consolidated transaction  reporting system with respect

          to  securities  listed  on   the  principal  national  securities

          exchange on which  the Common  Shares are listed  or admitted  to trading or,  if the Common Shares  are not listed  or admitted to trading  on any  national  securities exchange,  the last  quoted price or,  if not so quoted, the average of  the high bid and low asked  prices in the over-the-counter market,  as reported by the

          National   Association  of  Securities  Dealers,  Inc.  Automated

          Quotations  System ("NASDAQ") or  such other system  then in use,

          or, if on  any such date the Common Shares are  not quoted by any such  organization,  the average  of  the closing  bid  and asked prices as furnished  by a professional market maker  (selected by

          B 14700 00832 B14964.3                              -31-
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          the Board of Directors of the issuer of the Common Shares) making

          a market  in the  Common Shares.   If on  any such  date no  such

          market  maker is making  a market in the  Common Shares, the fair value of  the Common Shares  on such date  as determined in  good faith  by the  Board of  Directors of  the issuer  of the  Common

          Shares shall be used.  The term "Trading Day" shall mean a day on which  the principal  national securities  exchange on  which the

          Common Shares are  listed or admitted to trading is  open for the transaction of business or,  if the Common Shares are  not listed or  admitted to  trading on any  national securities  exchange, a

          Business Day.

                    (e)   No  adjustment  in the  Purchase  Price shall  be

          required  unless such  adjustment  would require  an increase  or decrease of at least 1% in the Purchase Price; provided, however,

          that  any adjustments which by  reason of this  Section 11(e) are not required to  be made shall be carried forward  and taken into

          account  in any  subsequent adjustment.   All  calculations under

          this  Section 11 shall  be made  to the  nearest  cent or  to the

          nearest  ten-thousandth   of  a  share,  as  the   case  may  be.

          Notwithstanding  the first  sentence of  this Section  11(e), any adjustment required by  this Section  11 shall be  made no  later than  the earlier  of  (i) three  years  from  the  date  of  the transaction  which requires such  adjustment or (ii)  the date of the expiration of the right to exercise any Rights.

                    (f)  If as a  result of an adjustment made pursuant  to

          Section 11(a), the holder of any Right thereafter exercised shall

          B 14700 00832 B14964.3                              -32-
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          become entitled to receive any shares of capital stock other than

          Common  Shares, thereafter  the number  of such  other shares  so receivable  upon  exercise  of  any  Right  shall  be subject  to adjustment  from time to time in a  manner and on terms as nearly equivalent as practicable to the  provisions with respect to  the

          Common  Shares contained  in  Section 11(a)  through (c)  hereof,

          inclusive, Section 11(e) hereof and the provisions of Sections 7,

          9, 10 and 13 hereof with respect to the Common Shares shall apply on like terms to any such other shares.

                    (g)  All Rights issued by the Company shall, subsequent

          to any adjustment made to  the Purchase Price hereunder, evidence the right to purchase, at the adjusted Purchase Price, the number of Common  Shares purchasable  from time  to time hereunder  upon exercise of  the  Rights, all  subject to  further adjustment  as provided herein.

                    (h)    Unless  the  Company shall  have  exercised  its

          election  as provided in  Section 11(i), upon  each adjustment of the  Purchase Price  as  a result  of  the calculations  made  in

          Sections 11(b) and (c),  each Right outstanding immediately prior to the  making of such  adjustment shall thereafter  evidence the right to purchase, at the adjusted Purchase Price, that number of

          Common  Shares (calculated  to  the nearest  ten-thousandth of  a

          Common Share)  obtained  by (i)  multiplying  (x) the  number  of

          Common  Shares  covered  by a  Right  immediately  prior  to this adjustment by (y) the Purchase Price  in effect immediately prior to  such adjustment of the  Purchase Price and  (ii) dividing the

          B 14700 00832 B14964.3                              -33-
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          product so  obtained by the Purchase Price  in effect immediately after such adjustment of the Purchase Price.

                    (i)  The Company may elect  on or after the date of any

          adjustment  of the Purchase Price to adjust the number of Rights,

          in substitution for any adjustment in the number of Common Shares

          purchasable upon  the exercise of  a Right.   Each of  the Rights

          outstanding after such adjustment  of the number of  Rights shall be exercisable for the number of  Common Shares for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such  adjustment of the number of  Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately  prior to  adjustment of  the Purchase  Price  by the

          Purchase  Price in  effect  immediately after  adjustment of  the

          Purchase  Price.  The Company shall make a public announcement of its  election  to adjust  the  number of  Rights,  indicating the record date  for the adjustment,  and, if known at  the time, the amount of the adjustment to be made.  This record date may be the date  on  which  the  Purchase  Price  is  adjusted  or  any  day thereafter,  but, if  the  Right Certificates  have been  issued,

          shall  be at  least 10  days later  than the  date of  the public announcement.  If  Right Certificates have been issued, upon each adjustment of  the  number of  Rights  pursuant to  this  Section

          11(i), the Company shall, as promptly as practicable, cause to be distributed to holders  of record of  Right Certificates on  such record date Right Certificates  evidencing, subject to Section 14

          B 14700 00832 B14964.3                              -34-
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          hereof, the  additional Rights  to  which such  holders shall  be entitled as a result of such adjustment, or, at the option of the

          Company,  shall cause to be distributed to such holders of record in substitution  and replacement for the  Right Certificates held by  such  holders  prior to  the  date  of  adjustment, and  upon

          surrender  thereof,  if  required   by  the  Company,  new  Right

          Certificates  evidencing all  the  Rights to  which such  holders shall be entitled  after such adjustment.  Right  Certificates so to be distributed shall be  issued, executed and countersigned in the manner provided  for herein  and shall be  registered in  the names  of  the holders  of record  of  Right Certificates  on the record date specified in the public announcement.

                    (j)  Irrespective  of any adjustment  or change in  the

          Purchase Price or the  number of Common Shares issuable  upon the exercise of  the Rights,  the Right Certificates  theretofore and thereafter issued may continue to express  the Purchase Price and the number of Common  Shares which were expressed in  the initial

          Right Certificates issued hereunder.

                    (k)    Before taking  any  action that  would  cause an

          adjustment reducing  the Purchase Price  below the par  value, if any, of the Common  Shares issuable upon exercise of  the Rights,

          the Company shall  take any  corporate action which  may, in  the opinion  of its counsel, be  necessary in order  that the Company may validly and legally issue fully paid and nonassessable Common

          Shares at such adjusted Purchase Price.



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                    (l)  In any case in which this Section 11 shall require

          that an adjustment in  the Purchase Price be made effective as of a  record date for  a specified event,  the Company  may elect to defer  until  the occurrence  of such  event  the issuing  to the holder  of  any Right  exercised after  such  record date  of the

          Common  Shares  and  other capital  stock  or  securities  of the

          Company, if any, issuable  upon such exercise over and  above the

          Common  Shares  and other  capital  stock  or  securities of  the

          Company, if any, issuable upon such exercise on the basis  of the

          Purchase  Price in  effect  prior to  such adjustment;  provided,

          however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive  such additional shares upon  the occurrence of the event requiring such adjustment.

                    (m)    Anything  in this  Section  11  to  the contrary

          notwithstanding,  the  Company shall  be  entitled  to make  such

          reductions  in   the  Purchase   Price,  in  addition   to  those

          adjustments  expressly required by this Section 11, as and to the extent  that  it in  its sole  discretion  shall determine  to be advisable in order  that any consolidation or  subdivision of the

          Common Shares, issuance wholly  for cash of any Common  Shares at less than the current  market price, issuance wholly for  cash of

          Common Shares or securities which by their  terms are convertible into  or  exchangeable for  Common  Shares,  dividends on  Common

          Shares payable in Common Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made

          B 14700 00832 B14964.3                              -36-
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          by  the Company  to holders  of  its Common  Shares shall  not be taxable to such shareholders.

                    (n)  In  the event that at  any time after  the date of

          the  original execution and delivery  of this Agreement and prior to  the Distribution Date, the  Company shall (i)  declare or pay any dividend on  the Common  Shares payable in  Common Shares  or

          (ii) effect  a subdivision,  combination or consolidation  of the

          Common Shares  (by reclassification or otherwise  than by payment of dividends in Common Shares) into a greater or lesser number of

          Common Shares,  then in  any such case  (x) the number  of Common

          Shares purchasable after such event  upon proper exercise of each

          Right shall  be determined by  multiplying the  number of  Common

          Shares so  purchasable  immediately  prior to  such  event  by  a fraction, the numerator of  which is the number of  Common Shares outstanding immediately before such  event and the denominator of which  is the  number  of Common  Shares outstanding  immediately

          after  such   event,  and  (y)  each   Common  Share  outstanding

          immediately after such event shall have issued with respect to it that  number  of  Rights  which  each  Common  Share  outstanding immediately  prior to such event  had issued with  respect to it.

          The  adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.


                    Section 12.  Certificate  of Adjusted Purchase Price or

          Number of Shares.  Whenever an adjustment is made as  provided in


          B 14700 00832 B14964.3                              -37-
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          Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such  adjustment, and a brief statement of  the facts accounting for  such adjustment, (b)  file with the

          Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and (c)  mail a brief summary thereof to each  holder of a Right Certificate in accordance with Section 25

          hereof.   The  Rights  Agent  is entitled  to  rely on  any  such

          certificate  in the performance of its duties hereunder and shall be indemnified in  the manner  set forth herein  for acting  upon such reliance.


                    Section 13.  Consolidation,  Merger or Sale or Transfer

          of   Assets  or  Earning  Power.    In  the  event,  directly  or

          indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and  into the Company and the  Company shall  be the continuing or surviving  corporation of such merger and, in connection with  such merger, all  or part of the  Common

          Shares  shall be  changed into  or exchanged  for stock  or other securities of any Person  (including the Company) or cash  or any other  property,  or  (c) the  Company  shall  sell or  otherwise transfer  (or one  or  more of  its  Subsidiaries shall  sell  or otherwise  transfer),  in one  or  more  transactions, assets  or earning  power aggregating 50% or  more of the  assets or earning power of the  Company and its Subsidiaries (taken as  a whole) to any other  Person other than  the Company or  one or more  of its


          B 14700 00832 B14964.3                              -38-
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          wholly-owned Subsidiaries,  then, and  in each such  case, proper provision  shall  be made  so that  (i)  each holder  of  a Right

          (except as  otherwise provided herein) shall  thereafter have the right to receive, upon  the exercise thereof at a  price equal to the then  current  Purchase Price  multiplied  by the  number  of

          Common  Shares   for  which  a  Right  is  then  exercisable,  in

          accordance  with  the terms  of  this Agreement,  such  number of

          Common  Shares of  such other  Person  (including the  Company as successor thereto  or as the  surviving corporation) as  shall be equal  to the result obtained by (x) multiplying the then current

          Purchase Price by the  number of Common Shares for which  a Right is then exercisable and  (y) dividing that product by 50%  of the then current per share  market price of the Common Shares of such other Person (determined pursuant to  Section 11(d)) on the  date of consummation of such  consolidation, merger, sale or transfer;

          (ii)  the issuer of such Common Shares shall thereafter be liable for, and shall  assume, by virtue of such  consolidation, merger,

          sale or transfer, all  the obligations and duties of  the Company pursuant  to  this  Agreement;  (iii) the  term  "Company"  shall thereafter  be  deemed to  refer to  such  issuer; and  (iv) such issuer  shall take such steps (including, but not limited to, the reservation of  a  sufficient  number of  its  Common  Shares  in accordance  with  Section  9  hereof)  in  connection  with  such consummation as  may be necessary  to assure that  the provisions hereof shall  thereafter be  applicable, as nearly  as reasonably may be, in  relation to the Common Shares  thereafter deliverable

          B 14700 00832 B14964.3                              -39-
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          upon  the  exercise  of  the  Rights.    The  Company  shall  not

          consummate  any  such  consolidation, merger,  sale  or  transfer unless  prior thereto  the  Company and  such  issuer shall  have executed  and  delivered  to  the  Rights  Agent  a  supplemental

          agreement so providing.   The  Company shall not  enter into  any

          transaction of the kind referred to  in this Section 13 if at the

          time  of  such  transaction   there  are  any  rights,  warrants,

          instruments  or  securities  outstanding  or  any  agreements  or arrangements  which, as  a  result of  the  consummation of  such

          transaction,   would  eliminate  or  substantially  diminish  the

          benefits intended to be  afforded by the Rights.   The provisions

          of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.


                    Section  14.  Fractional  Rights and Fractional Shares.

          (a)   The  Company shall  not be  required to issue  fractions of

          Rights   or  to  distribute  Right  Certificates  which  evidence

          fractional  Rights.   In lieu  of such  fractional  Rights, there

          shall be paid to the registered holders of the Right Certificates with regard  to which such  fractional Rights would  otherwise be issuable, an  amount in cash  equal to the  same fraction of  the current market  value of a whole Right.  For the purposes of this

          Section 14(a), the current market value of a whole Right shall be the closing price of  the Rights for the Trading  Day immediately prior to the date on which such fractional Rights would have been

          otherwise issuable.   The closing price for  any day shall be the


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          last sale  price, regular  way, or, in  case no  such sale  takes place  on such  day, the  average of  the closing  bid  and asked prices,  regular way, in either case as reported in the principal

          consolidated  transaction  reporting   system  with  respect   to

          securities  listed or admitted to  trading on the  New York Stock

          Exchange or, if the Rights are not listed or  admitted to trading on  the New  York Stock  Exchange, as  reported in  the principal

          consolidated   transaction  reporting  system   with  respect  to

          securities listed  on the principal national  securities exchange on which the Rights are listed or admitted to trading  or, if the

          Rights  are not  listed or  admitted to  trading on  any national securities  exchange, the last quoted price or, if not so quoted,

          the average of the high bid and low asked prices in the over-the-

          counter market, as reported  by NASDAQ or such other  system then in use or,  if on any such date the Rights  are not quoted by any such  organization,  the average  of  the closing  bid  and asked prices  as furnished by  a professional market  maker selected by the Board  of Directors  of the  Company making a  market in  the

          Rights.  If on  any such date  no such market  maker is making  a market in the Rights, the  fair value of the Rights on  such date as  determined in  good faith  by the  Board of Directors  of the

          Company shall be used.

                    (b)    The  Company  shall  not  be required  to  issue

          fractions  of Common  Shares upon  exercise of  the Rights  or to distribute  certificates which evidence fractional Common Shares.

          In lieu of fractional Common Shares, the Company shall pay to the

          B 14700 00832 B14964.3                              -41-
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          registered holders of Right Certificates at the time such  Rights are  exercised as herein provided an amount  in cash equal to the same  fraction of the current  market value of  one Common Share.

          For purposes of this Section 14(b), the current market value of a

          Common Share  shall be the  closing price  of a Common  Share (as determined  pursuant  to the  second  sentence  of Section  11(d)

          hereof) for the Trading Day immediately prior to the date of such exercise.

                    (c)  The  holder of a  Right by the  acceptance of  the

          Right expressly waives his right to receive any fractional Rights or  any fractional  shares upon  exercise of  a Right  (except as provided above).


                    Section 15.  Rights of Action.  All rights of action in

          respect of  this Agreement, excepting the rights  of action given to the Rights  Agent under Section 18  hereof, are vested  in the

          Company and  in the respective  registered holders  of the  Right

          Certificates (and, prior to the Distribution Date, the registered holders of the Common  Shares); and any registered holder  of any

          Right  Certificate (or,  prior to  the Distribution Date,  of the

          Common Shares), without the consent of the Rights Agent or of the

          holder   of  any  other  Right  Certificate  (or,  prior  to  the

          Distribution  Date, of the Common Shares), may, in his own behalf and  for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in  respect of,  his right to  exercise the  Rights


          B 14700 00832 B14964.3                              -42-
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          evidenced  by such  Right Certificate in  the manner  provided in

          such Right Certificate  and in this Agreement.   Without limiting

          the foregoing or any remedies available to the holders of Rights,

          it is specifically  acknowledged that the holders of Rights would not  have an  adequate  remedy  at law  for  any  breach of  this

          Agreement  and will  be entitled  to specific performance  of the obligations  under,  and  injunctive  relief  against  actual  or threatened violations  of the  obligations of any  Person subject to, this Agreement.


                    Section 16.   Agreement of Right Holders.  Every holder

          of  a Right, by accepting the  same, consents and agrees with the

          Company  and the  Rights Agent and  with every other  holder of a

          Right that:

                    (a)  prior to the Distribution Date, the Rights will be

          transferable only in  connection with the transfer  of the Common

          Shares;

                    (b)      after   the  Distribution   Date,   the  Right

          Certificates will be transferable only  on the registry books  of the  Rights Agent  if  surrendered at  the  principal office  for transfer agency functions of  the Rights Agent, duly  endorsed or accompanied by a proper instrument of transfer; and

                    (c)   the  Company and  the Rights  Agent may  deem and

          treat the person in  whose name the Right Certificate  (or, prior

          to   the  Distribution   Date,  the   associated   Common  Shares

          certificate)  is registered as the absolute  owner thereof and of


          B 14700 00832 B14964.3                              -43-
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          the Rights  evidenced thereby  (notwithstanding any  notations of ownership or writing on the  Right Certificates or the associated

          Common  Shares certificate made by anyone  other than the Company or the Rights Agent) for all purposes whatsoever, and neither the

          Company nor the  Rights Agent shall be affected by  any notice to the contrary.


                    Section  17.   Right  Certificate Holder  Not Deemed  a

          Shareholder.   No holder, as such, of any Right Certificate shall

          be  entitled to vote, receive  dividends on or  be deemed for any purpose the holder of  the Common Shares or any  other securities of the Company which may at any time be issuable  on the exercise of the  Rights represented thereby, nor  shall anything contained herein  or in any Right  Certificate be construed  to confer upon the holder  of any Right Certificate, as  such, any of the rights of a  shareholder of the  Company or  any right to  vote for  the

          election   of  directors   or  upon   any  matter   submitted  to

          shareholders  at  any meeting  thereof,  or to  give  or withhold consent to any corporate action, or to receive notice of meetings or other  actions affecting  shareholders (except as  provided in

          Section  25  hereof), or  to  receive  dividends or  subscription rights, or otherwise, until the Right or Rights evidenced by such

          Right Certificate  shall have  been exercised in  accordance with the provisions hereof.


                    Section 18.  Concerning the Rights  Agent.  The Company

          agrees to pay to the Rights Agent reasonable compensation for all

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          services  rendered by  it hereunder  and, from  time to  time, on demand of the  Rights Agent, its reasonable  expenses and counsel fees and  other disbursements incurred in  the administration and execution  of this Agreement and  the exercise and performance of

          its duties hereunder.   The Company also agrees to  indemnify the

          Rights  Agent for,  and to  hold it  harmless against,  any loss,

          liability, or expense, incurred  without negligence, bad faith or willful  misconduct on the part of the Rights Agent, for anything done  or omitted  by  the Rights  Agent  in connection  with  the acceptance and administration of this Agreement.

                    The Rights Agent shall be  protected and shall incur no

          liability for, or  in respect  of any action  taken, suffered  or omitted  by it  in connection  with, its  administration  of this

          Agreement in  reliance upon any Right  Certificate or certificate for the Common  Shares or  for other securities  of the  Company,

          instrument  of   assignment  or  transfer,  power   of  attorney,

          endorsement,  affidavit,  letter,  notice,   direction,  consent,

          certificate, statement, or other paper or document believed by it to  be genuine and to  be signed, executed  and, where necessary,

          verified or  acknowledged, by  the proper  person or  persons, or otherwise upon the advice of counsel  as set forth in Section  20 hereof.

                    Anything  in this  Agreement to  the contrary  notwith-

          standing, in no event shall the Rights Agent be liable for special,




          B 14700 00832 B14964.3                              -45-
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          indirect or  consequential loss or damage of  any kind whatsoever

          (including but not limited  to lost profits), even if  the Rights

          Agent has been advised of  the likelihood of such loss or  damage and regardless of the form of the action.



                    Section 19.   Merger or Consolidation or Change of Name

          of Rights  Agent.  Any corporation into which the Rights Agent or any successor  Rights Agent may be merged or with which it may be consolidated,  or any  corporation resulting  from any  merger or consolidation to  which the Rights Agent or  any successor Rights

          Agent  shall be  a party,  or any  corporation succeeding  to the transfer  agency or corporate trust business  of the Rights Agent or  any successor  Rights Agent,  shall be  the successor  to the

          Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto,  provided that  such  corporation would  be eligible  for appointment as a  successor Rights Agent under the  provisions of

          Section 21.   In  case at  the time such  successor Rights  Agent

          shall succeed to the agency created by this Agreement, any of the

          Right  Certificates  shall   have  been  countersigned   but  not

          delivered,  any  such  successor   Rights  Agent  may  adopt  the

          countersignature of the predecessor Rights Agent and deliver such

          Right Certificates so countersigned; and in case at that time any of the  Right Certificates shall not have been countersigned, any successor  Rights Agent may  countersign such  Right Certificates either in the name of the predecessor Rights Agent or in the name

          B 14700 00832 B14964.3                              -46-
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          of the successor  Rights Agent; and in all  such cases such Right

          Certificates  shall have  the full  force provided  in the  Right

          Certificates and in this Agreement.

                    In  case at any time the name of the Rights Agent shall

          be changed and  at such time any of the  Right Certificates shall have been countersigned but  not delivered, the Rights Agent  may adopt the countersignature under its prior name and deliver Right

          Certificates  so countersigned; and in  case at that  time any of the  Right Certificates  shall not  have been  countersigned, the

          Rights Agent  may countersign  such Right Certificates  either in its prior name or in its changed name; and in all such cases such

          Right  Certificates shall  have  the full  force provided  in the

          Right Certificates and in this Agreement.


                    Section  20.  Duties of Rights Agent.  The Rights Agent

          undertakes the  duties and obligations imposed  by this Agreement upon  the following  terms and  conditions, by  all of  which the

          Company  and   the  holders  of  Right   Certificates,  by  their

          acceptance thereof, shall be bound:

                    (a)   The Rights Agent  may consult with  legal counsel

          (who  may be legal counsel  for the Company),  and the opinion of such  counsel  shall  be  full  and  complete  authorization  and protection to the Rights Agent as to any action  taken or omitted by it in good faith and in accordance with such opinion.

                    (b)   Whenever in the  performance of its  duties under

          this Agreement  the  Rights  Agent  shall deem  it  necessary  or


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          desirable that any fact or matter be proved or established by the

          Company prior to  taking or suffering any  action hereunder, such fact  or matter  (unless  other evidence  in  respect thereof  be herein specifically prescribed) may  be deemed to be conclusively proved and established by a certificate  signed by any one of the

          President, any  Vice President, the Treasurer or the Secretary of

          the  Company  and  delivered  to  the   Rights  Agent;  and  such

          certificate shall be  full authorization to the Rights  Agent for any  action  taken or  suffered  in good  faith  by it  under the provisions of this Agreement in reliance upon such certificate.

                    (c)   The Rights Agent shall be liable hereunder to the

          Company and any  other Person  only for its  own negligence,  bad faith or willful misconduct.

                    (d)   The Rights  Agent shall not  be liable  for or by

          reason  of any of the statements of fact or recitals contained in

          this  Agreement   or  in  the  Right   Certificates  (except  its

          countersignature  thereof) or be required to verify the same, but all such  statements and recitals are and shall be deemed to have been made by the Company only.

                    (e)  The Rights Agent shall  not be under any responsi-

          bility  in respect  of  the validity  of  this Agreement  or  the execution and delivery hereof (except the due execution hereof by the Rights Agent)  or in respect of the  validity or execution of any Right Certificate (except its  countersignature thereof); nor shall  it be responsible  for any  breach by  the Company  of any covenant or condition contained in this Agreement or in any Right

          B 14700 00832 B14964.3                              -48-
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          Certificate;  nor shall it be  responsible for any  change in the exercisability of the Rights  (including the Rights becoming void pursuant to  Section 11(a)(ii) hereof)  or any adjustment  in the terms  of  the Rights  (including  the manner,  method  or amount thereof) provided  for in Sections 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of

          Rights evidenced  by Right Certificates after  actual notice that such change  or adjustment is required); nor  shall it by any act hereunder  be deemed to make any representation or warranty as to the  authorization or  reservation  of any  Common  Shares to  be issued  pursuant to this Agreement or any Right Certificate or as to whether  any  Common  Shares will,  when  issued,  be  validly authorized and issued, fully paid and nonassessable.

                    (f)   The Company agrees that it will perform, execute,

          acknowledge  and  deliver or  cause  to  be performed,  executed,

          acknowledged  and  delivered all  such  further  and other  acts,

          instruments and assurances  as may reasonably be  required by the

          Rights Agent for  the carrying  out or performing  by the  Rights

          Agent of the provisions of this Agreement.

                    (g)  The Rights Agent is hereby authorized and directed

          to accept  instructions with  respect to  the performance of  its duties  hereunder  from  any  one  of  the  President,  any  Vice

          President,  the Secretary or the Treasurer of the Company, and to

          apply to such officers  for advice or instructions  in connection with its  duties, and it shall not be liable for any action taken

          B 14700 00832 B14964.3                              -49-
          10/20/94 2:04pm





          or suffered by it  in good faith in accordance  with instructions of any  such officer or for any delay in acting while waiting for those instructions.

                    (h)  The Rights Agent and any shareholder, director,

          officer or  employee of the Rights Agent may buy, sell or deal in any of  the Rights or  other securities of the  Company or become pecuniarily interested  in any  transaction in which  the Company may be interested, or contract with  or lend money to the Company or otherwise act as fully and freely as though it were not Rights

          Agent under this  Agreement.  Nothing  herein shall preclude  the

          Rights Agent from acting in any other capacity for the Company or for any other Person.

                    (i)  The Rights  Agent may execute and exercise  any of

          the  rights or powers  hereby vested  in it  or perform  any duty hereunder either itself or by or through its attorneys or agents,

          and the Rights Agent  shall not be answerable or  accountable for any  act, default, neglect or misconduct of any such attorneys or agents  or for  any loss to  the Company resulting  from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.


                    Section  21.  Change of Rights Agent.  The Rights Agent

          or  any successor Rights Agent  may resign from  its duties under this  Agreement by giving notice in writing mailed to the Company and to each transfer agent of  the Common Shares by registered or certified mail, and to  the holders of the Right  Certificates by


          B 14700 00832 B14964.3                              -50-
          10/20/94 2:04pm





          first-class mail,  not less than 30 days  before such resignation

          is  to take  effect.   Notwithstanding anything  to the  contrary

          contained  herein,  such resignation  shall not  become effective until a  successor  Rights  Agent shall  be  appointed  and  such

          successor  Rights  Agent  shall  accept such  appointment.    The

          Company may remove the Rights Agent or any successor Rights Agent upon 30  days' notice in writing,  mailed to the  Rights Agent or successor Rights Agent, as the case  may be, and to each transfer agent of the Common  Shares by registered or certified  mail, and to the holders of the Right Certificates by first-class mail.  If the  Rights Agent shall resign  or be removed  or shall otherwise become incapable of acting, the Company shall appoint a successor to  the Rights  Agent.  If  the Company  shall fail  to make such appointment within a  period of  30 days after  giving notice  of such removal  or after it  has been notified  in writing of  such resignation  or  incapacity  by the  resigning  or  incapacitated

          Rights Agent or by the holder of a Right  Certificate (who shall,

          with such notice, submit his  Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may  apply  to  any  court  of  competent  jurisdiction  for  the appointment of a new  Rights Agent.  Any successor  Rights Agent,

          whether  appointed by the Company or by  such a court, shall be a corporation organized, doing business  and in good standing under the laws of the United States or of the State of Maine (or of any

          other state of the United States or of the District of Columbia),

          which is authorized  under such laws to exercise  corporate trust

          B 14700 00832 B14964.3                              -51-
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          or  transfer agency  powers  and  is  subject to  supervision  or

          examination by  federal or  state authority.   After appointment,

          the  successor Rights Agent shall be vested with the same powers,

          rights, duties and  responsibilities as if it had been originally named  as Rights  Agent  without further  act  or deed;  but  the predecessor  Rights  Agent  shall  deliver and  transfer  to  the successor  Rights Agent  any  property at  the  time held  by  it

          hereunder,  and  execute  and   deliver  any  further  assurance,

          conveyance, act or  deed necessary  for the purpose.   Not  later

          than the effective date of any such appointment the Company shall file notice thereof in writing  with the predecessor Rights Agent and each transfer  agent of the Common Shares,  and mail a notice thereof  in  writing to  the  registered  holders  of  the  Right

          Certificates.   Failure to give  any notice provided  for in this

          Section  21, however, or any defect therein, shall not affect the legality  or validity of the resignation or removal of the Rights

          Agent  or the appointment of  the successor Rights  Agent, as the case may be.


                    Section 22.  Issuance of New Right Certificates.

          Notwithstanding any of the provisions of this Agreement or of the

          Rights to the contrary, the Company may, at its option, issue new

          Right  Certificates evidencing  Rights  in such  form  as may  be approved by its Board  of Directors to reflect any  adjustment or change in the Purchase Price  and the number or kind or  class of shares  or other  securities  or property  purchasable under  the


          B 14700 00832 B14964.3                              -52-
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          Right Certificates made in accordance with the provisions of this

          Agreement.

                    In addition, in connection with the issuance or sale of

          Common Shares  following the  Distribution Date, no  Rights shall

          attach  thereto except as follows:   the Company  (a) shall, with

          respect  to Common  Shares  so issued  or  sold pursuant  to  the

          exercise  of  stock  options  or  under   any  employee  plan  or

          arrangement, granted or  awarded prior to or on  the Distribution

          Date, or upon the exercise,  conversion or exchange of securities hereinafter  issued by  the Company,  and (b)  may, in  any other case,  if  deemed  necessary  or  appropriate  by  the  Board  of

          Directors, issue Right  Certificates representing the appropriate number of  Rights  in  connection with  such  issuance  or  sale;

          provided,  however, that (i)  no such Right  Certificate shall be issued if, and to  the extent that, the Company  shall be advised by  counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right  Certificate would  be issued, and  (ii) no  such

          Right Certificate shall  be issued  if, and to  the extent  that,

          appropriate adjustment shall otherwise have  been made in lieu of the issuance thereof.


                    Section  23.   Redemption.   (a)    The Rights  may  be

          redeemed  by  action  of  the  Board  of  Directors  pursuant  to subsection (b)  of this Section 23  and shall not be  redeemed in any other manner.


          B 14700 00832 B14964.3                              -53-
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                    (b)  The Company may, at its option, pursuant to action

          of  its Board of Directors, at any time prior to such time as any

          Person becomes an Acquiring Person, redeem all but not fewer than all the then outstanding Rights at a redemption price of $.01 per

          Right, appropriately  adjusted to reflect any  stock split, stock dividend or similar transaction  occurring after the date of  the

          original  execution   and  delivery   of  this  Agreement   (such

          redemption price being hereinafter referred to as the "Redemption

          Price").   Subject to the foregoing, the redemption of the Rights

          by the Company may be made effective at such time,  on such basis and with such  conditions as the Board  of Directors in its  sole discretion may establish.

                    (c)  Immediately  upon  the  action  of  the  Board  of

          Directors  of the Company  ordering the redemption  of the Rights pursuant  to subsection (b) of  this Section 23,  and without any further  action and without any notice, the right to exercise the

          Rights  will  terminate and  the  only  right  thereafter of  the holders of  Rights shall be to receive the Redemption Price.  The

          Company shall promptly give public notice of any such redemption;

          provided,  however, that the failure  to give, or  any defect in,

          any such notice shall not affect the validity of such redemption.

          Within  10 days  after  such action  of  the Board  of  Directors ordering the redemption of the Rights pursuant  to subsection (b)

          of this Section 23, the Company shall mail a notice of redemption to all the holders of  the then outstanding Rights at their  last addresses  as they appear upon  the registry books  of the Rights

          B 14700 00832 B14964.3                              -54-
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          Agent or, prior to  the Distribution Date, on the  registry books of the transfer agent for the Common Shares.  Any notice which is mailed  in the  manner  herein provided  shall  be deemed  given,

          whether  or not the holder receives the notice.  Each such notice of redemption will  state the method by which the  payment of the

          Redemption Price  will be made.   Neither the Company  nor any of

          its Affiliates or Associates may redeem,  acquire or purchase for value  any Rights  at  any time  in any  manner  other than  that specifically  set forth  in  this Section  23  or in  Section  24 hereof,  and other than in connection with the purchase of Common

          Shares prior to the Distribution Date.


                    Section 24.   Exchange.  (a)   The Company  may, at its

          option,  pursuant to action of  its Board of  Directors and after receipt of any regulatory approvals required for such action,  at any time after  any Person becomes an  Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall  not include Rights that  have become void  pursuant to the provisions of Section 11(a)(ii) hereof)  for Common Shares at  an exchange  ratio  of one  Common  Share  per Right,  appropriately adjusted to reflect  any stock split,  stock dividend or  similar transaction occurring after the  date hereof (such exchange ratio

          being  hereinafter   referred  to  as   the  "Exchange   Ratio").

          Notwithstanding the  foregoing, the Board of  Directors shall not be empowered to  effect such  exchange (i) when  the issuance  of

          Common Shares  in such exchange  shall violate applicable  law or


          B 14700 00832 B14964.3                              -55-
          10/20/94 2:04pm





          (ii) at any time  after any Person  (other than the Company,  any

          Subsidiary  of the  Company,  any Employee  Benefit  Plan of  the

          Company  or any  such  Subsidiary, or  any Person  holding Common

          Shares for or pursuant  to the terms of any  such plan), together with  all Affiliates and  Associates of such  Person, becomes the

          Beneficial  Owner  of  50% or  more  of  the  Common Shares  then outstanding.

                    (b)  Immediately  upon  the  action  of  the  Board  of

          Directors  of the  Company ordering  the exchange  of any  Rights pursuant to subsection  (a) of  this Section 24  and without  any further action and without any notice, the right to exercise such

          Rights  shall terminate and the only right thereafter of a holder of  such Rights shall be to receive  that number of Common Shares equal to the number of such Rights held by such holder multiplied

          by  the Exchange Ratio.   The Company shall  promptly give public

          notice of any such exchange; provided,  however, that the failure to  give, or  any  defect in,  such notice  shall not  affect the

          validity of such  exchange.   The Company promptly  shall mail  a

          notice of any such exchange to all of the holders  of such Rights at their last addresses as they appear upon the registry books of

          the Rights  Agent.   Any notice  which is  mailed  in the  manner

          herein  provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be

          B 14700 00832 B14964.3                              -56-
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          effected  pro  rata based  on the  number  of Rights  (other than

          Rights  which have  become  void pursuant  to  the provisions  of

          Section 11(a)(ii) hereof) held by each holder of Rights.

                    (c)  In the  event that  there shall not  be sufficient

          Common  Shares  issued but  not  outstanding,  or authorized  but unissued,  to permit  any exchange  of Rights as  contemplated in accordance  with  this  Section 24,  the  Company  shall use  all reasonable  efforts to  authorize  additional  Common Shares  for issuance upon exchange of the Rights.

                    (d)  The  Company  shall  not  be   required  to  issue

          fractions of  Common Shares  or to distribute  certificates which

          evidence fractional  Common Shares.   In lieu of  such fractional

          Common Shares, the Company shall pay to the registered holders of the  Right Certificates,  with  regard to  which such  fractional

          Common Shares  would otherwise  be issuable,  an  amount in  cash equal to the same fraction of the current market value of a whole

          Common  Share.   For  the purposes  of  this subsection  (d), the

          current market value of a whole Common Share shall be the closing price of a  Common Share  (as determined pursuant  to the  second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.


                    Section 25.   Notice of  Certain Events.  (a)   In case

          the  Company shall  propose (i)  to pay  any dividend  payable in stock of any class to the holders of Common Shares or to make any other  distribution to the holders of Common Shares (other than a


          B 14700 00832 B14964.3                              -57-
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          regular quarterly cash dividend), (ii) to offer to the holders of

          Common  Shares rights or warrants to subscribe for or to purchase any additional Common Shares or  shares of stock of any class  or any  other securities,  rights or  options, (iii)  to  effect any consolidation or  merger into or with,  or to effect any  sale or other  transfer (or to permit one  or more of its Subsidiaries to effect  any sale or other transfer), in one or more transactions,

          of 50% or more of the assets or earning  power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (iv) to effect the liquidation, dissolution or winding up of the  Company or  (v) to declare  or  pay any  dividend  on the  Common  Shares payable in Common Shares or to effect a  subdivision, combination or  consolidation of  the Common  Shares (by  reclassification or otherwise than by payment of  dividends in Common Shares),  then,

          in each  such case, the  Company shall give  to each holder  of a

          Right Certificate, in  accordance with  Section 26,  a notice  of such proposed action, which shall specify the record date for the purposes of  such stock  dividend, or  distribution of  rights or

          warrants,   or  the   date   on  which   such   reclassification,

          consolidation, merger, sale, transfer,  liquidation, dissolution,

          or  winding up  is to  take place  and the date  of participation therein  by the holders of the Common  Shares if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date  for determining holders of Common  Shares for purposes  of such  action,  and in  the  case of  any  such other

          B 14700 00832 B14964.3                              -58-
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          action, at least 10  days prior to the date of the taking of such proposed  action or  the  date of  participation  therein by  the holders of the Common Shares, whichever shall be the earlier.

                    (b)  In case  the event set forth in  Section 11(a)(ii)

          of this Agreement shall occur, then  the Company shall as soon as

          practicable   thereafter  give   to  each   holder  of   a  Right

          Certificate,  in  accordance with  Section  26, a  notice  of the occurrence of such  event, which notice shall describe  the event and  the consequences  of the  event to  holders of  Rights under

          Section 11(a)(ii).


                    Section 26.  Notices.  Notices or demands authorized or

          required by  this Agreement  to be  given or made  by the  Rights

          Agent or  by the  holder of  any Right Certificate  to or  on the

          Company shall, except to  the extent expressly provided otherwise in this  Agreement, be sufficiently  given or made  if personally delivered,  or  if sent  by  first-class  mail, postage  prepaid,

          addressed (until  another address  is filed  in writing with  the

          Rights Agent) as follows:

                              Central Maine Power Company
                              83 Edison Drive
                              Augusta, ME  04336

                              Attention:  Chief Financial Officer

                              (with a concurrent copy to
                              William M. Finn, Esq.,
                              Corporate Counsel)

          Subject to the  provisions of  Section 21 hereof,  any notice  or demand  authorized or required by  this Agreement to  be given or


          B 14700 00832 B14964.3                              -59-
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          made by the Company or by the holder of any  Right Certificate to or  on the  Rights Agent  shall, except  to the  extent expressly provided otherwise  in this  Agreement, be sufficiently  given or made if  personally delivered,  or if  sent by first-class  mail,

          postage  prepaid, addressed  (until another  address is  filed in writing with the Company) as follows:

                              Chemical Bank
                              450 West 33rd Street
                              New York, NY  10001

                              Attention:  Corporate Trust Group

          Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to the holder of any  Right  Certificate shall,  except  to  the extent  expressly provided otherwise  in this  Agreement, be sufficiently  given or made  if personally delivered,  or if  sent by  first-class mail,

          postage  prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.


                    Section 27.   Supplements and Amendments.   The Company

          may at  any time and from  time to time supplement  or amend this

          Agreement  without   the  approval   of  any  holders   of  Right

          Certificates  in  order  to cure  any  ambiguity,  to correct  or supplement any provision contained  herein which may be defective or  inconsistent with any other provisions herein, or to make any additions, deletions or other provisions in regard to matters  or questions arising hereunder which  the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by


          B 14700 00832 B14964.3                              -60-
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          a writing signed by  the Company and the Rights  Agent; provided,

          however,  that from and after such time  as any Person becomes an

          Acquiring  Person, this  Agreement  shall not  be amended  in any manner which could  adversely affect the interests of the holders of  Rights.  Without limiting  the foregoing, the  Company may at any time  and from time to time, prior to such time as any Person becomes an Acquiring  Person, amend this  Agreement to lower  the thresholds set forth in Section 1(a)  hereof from 20% to not less than the greater of  (i) any percentage greater than  the largest percentage  of the  outstanding Common Shares  then known  by the

          Company  to be beneficially owned by any Person together with the

          Affiliates and Associates of such person (other than the Company,

          any Subsidiary of the  Company, any Employee Benefit Plan  of the

          Company or any Subsidiary  of the Company, or any  Person holding

          Common Shares for or pursuant to  the terms of any such plan) and

          (ii) 10%.


                    Section  28.   Successors.    This  Agreement shall  be

          binding on the Company and the Rights Agent, and their respective successors and assigns, and shall inure to the  benefit of and be enforceable  by  the Company,  its  successors  and assigns,  the

          Rights Agent, its successors and assigns permitted hereunder, and the registered holders  of the Right Certificates  (and, prior to the Distribution Date, of the Common Shares).






          B 14700 00832 B14964.3                              -61-
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                    Section 29.   Benefits of this  Agreement.  Subject  to

          Section 28 hereof,  nothing in this Agreement  shall be construed to give to any Person or corporation other  than the Company, the

          Rights Agent and the registered holders of the Right Certificates

          (and, prior to the  Distribution Date, of the Common  Shares) any legal or  equitable right, remedy  or claim under  this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and such registered holders.



                    Section 30.  Severability.  If any term, provision, co-

          venant or restriction of  this Agreement or of any Right  is held by  a court or other governmental  body of competent jurisdiction or authority to  be invalid, void or unenforceable, the remainder of  the terms,  provisions,  covenants and  restrictions of  this

          Agreement  or of such Right shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


                    Section 31.  Governing Law.  This Agreement and the

          Right  Certificates  shall  be   governed  by  and  construed  in

          accordance  with  the laws  of the  State  of Maine,  except with respect to the rights and duties of the Rights Agent, which shall be governed by  and construed in accordance with the  laws of the

          State of New York.


                    Section 32.  Counterparts.    This  Agreement   may  be

          executed  in   any  number  of  counterparts,   and  on  separate

          counterparts.  Each  of such counterparts shall for  all purposes

          B 14700 00832 B14964.3                              -62-
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          be  deemed to  be an  original, but  all such  counterparts shall together constitute only one and the same instrument.


                    Section 33.  Descriptive Headings.  The headings of the

          several Sections  of this Agreement are  inserted for convenience only  and shall  not  control or  affect  the meaning,  scope  or construction of any of the provisions hereof.


                    IN  WITNESS WHEREOF,  each  of the  parties hereto  has

          caused this Agreement to  be duly executed and delivered  and its seal to  be affixed hereto and  duly attested, all as  of the day and year first above written.


                                      CENTRAL MAINE POWER COMPANY



                                      By: s/David T. Flanagan
                                         Title:  President and
                                                 Chief Executive Officer


          (Seal)
          Attest:



          s/William M. Finn
          Title:  Secretary




                                      CHEMICAL BANK


                                      By: s/Nathan Hill
                                         Title:  Assistant Vice President

          (Seal)
          Attest:

          B 14700 00832 B14964.3                              -63-
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           s/P. Hoffman
          Title:  Vice President
















































          B 14700 00832 B14964.3                              -64-
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                                                                  Exhibit A



                              Form of Right Certificate


          Certificate No. R-                                    ____ Rights


                    NOT EXERCISABLE AFTER OCTOBER 31, 2004 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT SUBJECT TO ADJUSTMENT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.


                                  Right Certificate

                             CENTRAL MAINE POWER COMPANY


                    This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 30, 1994 (the "Rights Agreement"), between Central Maine Power Company, a Maine corporation (the "Company"), and Chemical Bank (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on October 31, 2004 at the principal office of the Rights Agent for transfer agency functions, or at the office of its successor as Rights Agent, one share of common stock, par value $5.00 per share ("Common Shares") of the Company, at a purchase price of $40 per Common Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 17, 1994, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.





          B 14700 00832 B14964.3                               A-1
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                    This Right Certificate is subject to all of the  terms,
          provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights,
          limitations   of  rights,  obligations,   duties  and  immunities
          hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

                    This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent for transfer agency functions, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                    Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 (subject to adjustment) per Right or (ii) may be exchanged in whole or in part for Common Shares.

                    No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                    No holder of this Right Certificate shall be entitled to vote or receive dividends on or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.



          B 14700 00832 B14964.3                               A-2
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                    This Right Certificate shall not be valid or obligatory
          for any purpose until it shall have been countersigned by the Rights Agent.

                    WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ____________,
          ____.


          ATTEST:                            CENTRAL MAINE POWER COMPANY



          ______________________________     By:___________________________


          Countersigned:


          CHEMICAL BANK



          By:___________________________
                Authorized Signature



























          B 14700 00832 B14964.3                               A-3
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                      Form of Reverse Side of Right Certificate


                                  FORM OF ASSIGNMENT


                   (To be executed by the registered holder if such
                  holder desires to transfer the Right Certificate.)

                    FOR VALUE RECEIVED ____________________________________
          hereby sells, assigns and transfers unto_________________________
          _________________________________________________________________
                    (Please print name and address of transferee)
          _________________________________________________________________
          this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

          Dated:  ____________________________, ____


                                      ______________________________
                                      Signature

          Signature Guaranteed:

                    Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

          -----------------------------------------------------------------
                    The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                      _____________________________
                                      Signature
          -----------------------------------------------------------------







          B 14700 00832 B14964.3                               A-4
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                Form of Reverse Side of Right Certificate -- continued

                             FORM OF ELECTION TO PURCHASE

                        (To be executed if holder desires to
                           exercise the Right Certificate.)

          To:  CENTRAL MAINE POWER COMPANY

                    The undersigned hereby irrevocably elects to exercise ______________________________ Rights represented by this Right
          Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of:

          Please insert social security
          or other identifying number

          _________________________________________________________________
                           (Please print name and address)
          _________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

          Please insert social security
          or other identifying number

          _________________________________________________________________
                           (Please print name and address)
          _________________________________________________________________

          Date: __________________


                                      ______________________________
                                      Signature
          Signature Guaranteed:

                    Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.






          B 14700 00832 B14964.3                               A-5
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                Form of Reverse Side of Right Certificate -- Continued
          -----------------------------------------------------------------
                    The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                      _____________________________
                                      Signature
          -----------------------------------------------------------------

                                        NOTICE

                    The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                    In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.


























          B 14700 00832 B14964.3                               A-6
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                                                                  Exhibit B


                            SUMMARY OF RIGHTS TO PURCHASE
                                    COMMON SHARES


                    On September 28, 1994, the Board of Directors of Central Maine Power Company (the "Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of the common stock, par value $5.00 per share, of the Company (the "Common Shares"). The dividend is payable to the shareholders of record as of the close of business on October 17, 1994 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company at any time following the Distribution Date (as defined below) one Common Share at an initial purchase price of $40 per Common Share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in the Rights Agreement (the "Rights Agreement") dated as of September 30, 1994 between the Company and Chemical Bank, as Rights Agent (the "Rights Agent").

                    Initially, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificates. The Rights will separate from the Common Shares upon the Distribution Date, which shall be the earlier to occur of (i) the close of business on the tenth day following a public announcement that a person or group of affiliated or associated persons (collectively, a "Person") have acquired beneficial ownership of 20% or more of the outstanding Common Shares (such Person being hereinafter referred to as an "Acquiring Person") or (ii) the close of business on the tenth day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or the first public announcement of an intention of any Person to commence, a tender offer or exchange offer the consummation of which would result in such Person becoming an Acquiring Person, provided that such Person is not the Company or any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of such plan.

                    Until the Distribution Date, (i) the Rights will be evidenced by the certificates for Common Shares and will be transferred with and only with such Common Share certificates,
          (ii) new certificates for Common Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any such certificates for Common Shares outstanding on the Record Date, with or without a copy of this Summary of Rights being attached

          B 14700 00832 B14964.3                               B-1
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          thereto,  will  also  constitute   the  transfer  of  the  Rights
          associated with the Common  Shares represented thereby.  As  soon
          as   practical   following   the   Distribution   Date,  separate
          certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. Subject to certain exceptions, only Common Shares issued prior to the Distribution Date will be issued with Rights.

                    The Rights are not exercisable until the Distribution Date and will expire on the earlier of (i) the close of business on October 31, 2004, (ii) the time at which the Rights are redeemed by the Company or (iii) if a Person has become an Acquiring Person, the time at which the Rights (other than Rights which are void as described below) are exchanged for Common Shares at an exchange ratio of one Common Share per Right, as adjusted by the Company (provided, however, that such exchange may not take effect at any time after any Person becomes a beneficial owner of 50% or more of the Common Shares then outstanding).

                    The Purchase Price payable and the number of Common Shares issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of
          (i) a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) the issuance of rights, options or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares at a conversion price, less than the then current market price of the Common Shares or (iii) a distribution to all holders of the Common Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

                    With certain exceptions, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. No fractional Rights will be issued and, in lieu thereof, holders of the Rights with regard to which such fractional Rights would otherwise be issuable will be paid an amount in cash equal to the same fraction of the current market value of a whole Right.

                    In the event, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other person,
          (ii) any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection therewith, all or part of the Common Shares is changed into or exchanged for stock or other securities of any person (including the Company) or cash

          B 14700 00832 B14964.3                               B-2
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          or  any other property, or  (iii) the Company  sells or otherwise transfers in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its subsidiaries, taken as a whole, to any person other than the Company or a wholly-owned subsidiary, proper provision will be made so that each holder of a Right, except Rights which previously have been voided as indicated below, will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the other person which at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.

                    In the event that any Person becomes an Acquiring Person, except pursuant to an 80% Offer (as defined below), proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or its affiliates or associates (which will thereafter be void), will thereafter have the right to receive, upon exercise, that number of Common Shares having a market value equal to two times the exercise price of the Right. An "80% Offer" is a tender offer whereby the Person (a) offers to acquire all the outstanding Voting Stock of the Company held by any person other than such Person or its affiliates for cash, (b) has received written commitments for the full amount of the financing necessary to consummate such tender offer from nationally recognized lending institutions, and (c) will beneficially own 80% or more of the Voting Stock of the Company then outstanding after consummation of such tender offer; provided that (i) the 80% Offer remains outstanding for a period of at least 45 business days, (ii) if the 80% Offer is amended to increase the cash per share consideration paid to the Company's shareholders, the 80% Offer will remain open for a period of at least 20 business days after it is amended (provided that in no event will the 80% Offer have been outstanding for less than 45 business days), (iii) if any Person announces or commences a tender offer or exchange offer for the Common Shares or Voting Stock of the Company where the per share consideration is higher than the consideration being offered in the 80% Offer (a "Competing Offer"), the 80% Offer must remain open for at least 20 business days after the Competing Offer is announced or commenced (provided that in no event will the 80% Offer be open for less than 45 business days), (iv) the Person making the 80% Offer commits in writing prior to commencement of the 80% Offer to effect an all cash transaction following consummation of the 80% Offer pursuant to which the remaining shareholders receive the same cash per share price paid to acquire Common Shares in the 80% Offer, and (v) the Person making the 80% Offer commits in writing prior to the commencement of the 80% Offer not to renew, extend or change the terms of its original tender offer (other than amendments in accordance with (ii) or (iii) above or to

          B 14700 00832 B14964.3                               B-3
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          increase  the cash per share  price paid to  shareholders in such original tender offer) or to make a new tender offer for one year after commencement of its original tender offer if its original tender offer is not consummated and there is not commenced within such one year period a competing all cash tender offer for all Voting Stock of the Company in which the per share price is higher than the per share price offered in such original tender offer.

                    Except in connection with an 80% Offer, any Rights acquired or beneficially owned by any Acquiring Person or its affiliates or associates will be void, and any holder of such Rights will thereafter have no right to exercise such Rights under any provision of the Rights Agreement.

                    At any time prior to a Person becoming an Acquiring Person, the Board of Directors of the Company may redeem the then outstanding Rights in whole, but not in part, at a price of $.01 per Right, subject to adjustment (the "Redemption Price"). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                    The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including, prior to the Distribution Date, an amendment to lower the threshold for an Acquiring Person from 20% to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any Person and
          (ii) 10%. After the Distribution Date, no such amendment may adversely affect the interests of the holders of the Rights.

                    Issuance of the Common Shares upon exercise of the Rights is subject to any necessary regulatory approvals. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

                    A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.



          B 14700 00832 B14964.3                               B-4
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